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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 5, 2000

                             PENN-AKRON CORPORATION
             (Exact name of Registrant as Specified in its Charter)


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         NEVADA                          0-12597                  11-1843262
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            3455 PEACHTREE ROAD, N.E.
                                    5TH FLOOR
                             ATLANTA, GEORGIA 30326
                                 (404) 955-7026


(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

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Item 4.  Changes in Registrant's Certifying Accountant.

(a)      (i)      As of July 5, 2000, Penn-Akron Corporation (the "Company"),
retained and appointed the accounting firm of Windham Brannon P.C. as the Company's independent accountants to replace the accounting firm of Andersen, Andersen & Strong, L.C. and to audit the Company's financial statements for the fiscal year ending February 28, 2001 (the Company's fiscal year end has since been changed to December 31, 2000). Windham Brannon P.C. formerly served as the independent accountants for Spherus Technologies, Inc., d/b/a globalseer before it merged into the Company on April 14, 2000 pursuant to a Merger Agreement dated March 23, 2000. The Company will continue to consult with the accounting firm of Andersen, Andersen & Strong, L.C. regarding previous years financial statements audited by Andersen, Andersen & Strong, L.C.

         (ii) The audit report of Andersen, Andersen & Strong, L.C. on the consolidated financial statements of the Company as of and for the year ended February 29, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Andersen, Andersen & Strong, L.C.'s report on the consolidated financial statements of the Company as of and for the year ended February 29, 2000 contained a separate paragraph stating:

                  "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company does not have sufficient working capital for any of its future planned activity which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 4. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         Note 4 of Andersen, Andersen & Strong, L.C.'s audit report states:

                  "The Company intends to acquire interests in various business opportunities which, in the opinion of management, will provide a profit to the Company but it does not have the working capital to be successful in this effort. Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding and long term debt which will enable the Company to continue operations for the next year."

         (iii) The decision to appoint the accounting firm of Windham Brannon P.C. to replace Andersen, Andersen & Strong, L.C. was recommended to the Company's Board of Directors on July 5, 2000. The Company's Board of Directors approved the decision to appoint Windham Brannon

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P.C., replacing Andersen, Andersen & Strong, L.C. as the Company's independent accountants to audit the Company's financial statements on July 5, 2000.

         (iv) In connection with the audits of the two fiscal years ended February 28, 1999 and February 29, 2000 and through the date of this report, the Company has not had any disagreements with Andersen, Andersen & Strong, L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, Andersen & Strong, L.C. would have caused Andersen, Andersen & Strong, L.C. to make reference thereto in their report on the consolidated financial statements of the Company for such periods.

         (v) During the Company's two most recent fiscal years, and through the date of this report, the Company has not had any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         (vi) The Company has requested that Andersen, Andersen & Strong, L.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in subsections
(i), (ii), (iv) and (v) above. A copy of that letter dated October 11, 2000 is filed as Exhibit 16 to this Form 8-K.

         (vii) Penn-Akron Corporation (the "Company"), retained and appointed the accounting firm of Windham Brannon P.C. as the Company's independent accountants to audit the Company's financial statements for the fiscal year ending February 28, 2001. Windham Brannon P.C. formerly served as the independent accountants for Spherus Technologies, Inc., d/b/a globalseer before it merged into the Company on April 14, 2000 pursuant to a Merger Agreement dated March 23, 2000. The Company will continue to consult with the accounting firm of Andersen, Andersen & Strong, L.C. regarding previous years financial statements audited by Andersen, Andersen & Strong, L.C.

Item 7.  Financial Statements and Exhibits

         Exhibit
         Number            Exhibit
         ------            -------
             16            Letter of Andersen, Andersen & Strong, L.C. dated October 11, 2000 regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN-AKRON CORPORATION


Date:    October 11, 2000               /s/  Christopher J.S. Baker
                                        ----------------------------------------
                                        By:  Christopher J.S. Baker
                                             (Principal Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit No.                       Description
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
    16                  Letter to Securities and Exchange Commission from
                        Andersen, Andersen & Strong, L.C. dated October 11, 2000